Exhibit 99.1
AGAN, INC. June 2010 June 2011 December 2013
Disclaimer All statements in this presentation that are not historical are forward- looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by words such as "believe," "intend," "expect," "may," "could," "would," "will," "should," "plan," "project," "contemplate," "anticipate," or similar statements. Because these statements reflect the current views of Argan, Inc. ("Argan" or the "Company") concerning future events, these forward-looking statements are subject to risks and uncertainties. Argan's actual results could differ materially from those anticipated in these forward- looking statements as a result of many factors, which are described under the caption "Risk Factors" in Argan's most recent Forms 10-K and 10-Q filed with the Securities and Exchange Commission. Argan undertakes no obligation to update publicly any forward-looking statements contained in this presentation.
Investment Highlights Demonstrated track record of performanceSubstantial industry growth prospectsStrong backlog and bidding pipelineCompelling financial characteristicsExperienced management team
Company Overview Year founded - 1961Headquarters - Rockville, MDTicker - NYSE:AGXMarket cap (12/06/13) - $357 millionFY 2013 Revenue - $279 millionFY 2013 EBITDA - $37 millionYTD (10/31/13) Revenue - $168 millionYTD (10/31/13) EBITDA - $53 millionEmployees - 400Backlog at 10/31/13 - $832 million
Senior Management Team Rainer Bosselmann - Chairman and CEOArthur Trudel - Chief Financial OfficerRichard Deily - Corporate ControllerManagement has an established track record of creating value for the shareholders of Jupiter National, Inc. (AMEX:JPI), Arguss Communications, Inc. (NYSE:ACX) and Argan, Inc. (NYSE:AGX)
Senior Gemma Management Team William F. Griffin, Jr. - Co-Founder & Chief Executive OfficerDaniel L. Martin - PresidentBill and Dan have more than 60 years combined experience in all facets of engineering, detailed design, procurement, construction management and other support services in the building of power plants and renewable energy facilities.
Business Overview Gemma Power Systems ("GPS") - provides engineering, procurement and construction ("EPC") services to power generation and renewable energy marketsGPS accounted for 96% of total revenues during the nine months ended October 31, 2013Southern Maryland Cable, Inc. ("SMC") - provides telecommunications data infrastructure services FY 2014 YTD Revenue by Subsidiary 96% 4%
Industry Growth Drivers Substantial capacity additions will be required to meet rising electricity demand as the US economy continues to recoverThe retirement of older and inefficient plants and coal- fired generation facilities will further drive investment in new gas fired generation capacity
Overview of GPS Acquired by Argan - December 2006Purchase price - $33.1 million$12.9 million in cash$20.2 million from issuance of 3.7 million sharesFunded in part by $8.0 million secured four year amortizing term loan, which has been paid-in-full.Cumulative EBITDA since acquisition - $207 millionServices - engineering, procurement and construction of natural gas fired and alternative power energy facilitiesCustomers - utilities and independent power producersFY 2013 revenue: $261 millionFY 2013 EBITDA: $41 millionYTD (10/31/13) Revenue - $160 millionYTD (10/31/13) EBITDA - $54 millionBacklog at 10/31/13: $832 million
Revenue and EBITDA Growth GPS's revenue and EBITDA have remained strong since the acquisition by Argan in December 2006 Revenue for Years Ended January 31 * Represents YTD October 2013 only 2006 2007 2008 2009 2010 2011 2012 FY2013 *YTD October 2013 Full Time 48.6 134.4 180.4 202.3 209.8 174.9 132.5 261.3 160.4 EBITDA for Years Ended January 31 * Represents YTD October 2013 only 2006 2007 2008 2009 2010 2011 2012 FY2013 *YTD October 2013 Full Time 3.8 5.4 16.8 31.2 17.2 22.2 15.7 40.9 53.8
GPS Track Record More than 10,000 megawatts of generating capacity installed and under contract on an EPC basis More than 435 megawatts of wind power facility development More than 370 million gallons per year of installed renewable fuels capacity 36 major turnkey engineering, procurement and construction projectsPower experience includes combined cycle, combustion turbines, coal/wood fueled projects, wind plants, solar facilities and waste recovery facilities Renewable fuels experience includes bio-diesel, biomass and ethanol facilities Project development support of 1,600 megawatts of gas fired generating capacityProject development support of 240 megawatts of biomass-fired power plants
National Footprint GPS has the ability to provide EPC services to customers throughout the United States Historical Project Locations States in which GPS has completed projects.
Extensive Project Portfolio Power facilities - simple cycle solutionCPV Sentinel Energy Project A.L. Pierce Re-powering ProjectVandolah Power ProjectDeSoto County Power ProjectIndigo Energy FacilityLarkspur Energy FacilityRichmond County Phase I Power Monroe Power Project Richland Peaking Project Rocky Road Unit 4 Project Broad River Energy CenterMiddletown, CT ProjectPollution solutionBrayton Point Power Station La Rosita SCR Project Biomass Power Facility - Woodville, TexasSolar Facility - Canton, MA - Carver, MA - Beaumont Solar Power facilities - combined cycle solutionPanda Liberty Energy ProjectColusa Generating Station Roseville Energy ParkHines PB-2 Power ProjectRowan County Power ProjectEffingham County Power ProjectRichmond County Phase II Power ProjectDighton Power ProjectProcess facilities - biodieselRenewable BioFuels Port Neches Galena Park Green Earth Fuels Houston LLCProcess facilities - ethanolCarleton Ethanol Facility Wind Facilities- LaSalle County, Illinois- Vantage, Washington- Henry County, Illinois- Ebensburg, Pennsylvania
Current Projects Panda Liberty Energy Project - Panda Liberty, LLC (previously named Moxie Liberty) - design and construction of natural gas-fired power plant in Bradford County, PA825 MW natural gas-fired combined cycle electrical generating facilityJoint venture with Lane Construction. Gemma's share at 75%Contract value: $385 millionCommenced project: Summer 2013Expected completion: Spring 2016
Current Projects East Texas Electric Cooperative, Inc. (ETEC) - Woodville, Texas - engineer-procure-construct (EPC) contract to design and build a 49.9 MW biomass-fired power plant. Contract Value: $167 millionCommenced Project: May 2012Scheduled Completion: December 2014
U.S. Natural Gas Development Argan is participating in Marcellus Shale Region development activities with the object of developing large- scale power plants. The approach is to take principal positions in the initial stages of development, secure the rights for an EPC contract for the large scale power plant to be built on the development site.Argan then sells its interests in the site to the ultimate developer of the power plant. Argan has consummated the Panda Liberty project with the acquisition by Panda Power Funds. Argan anticipates the consummation of the sale of Moxie Patriot site during our fiscal year ended January 31, 2014.
Renewable Energy - Alternative Fuels Gemma Power Systems (GPS) has accepted the assignment to design and build facilities to produce alternative fuels. To date, GPS has performed the process design, detail engineering, procurement and construction of more than 370 million gallons per year of installed alternative fuels capacity.
Renewable Energy - Wind and Solar Gemma Renewable Power (GRP) is well positioned to respond to our clients' needs for the installation of wind and solar projects throughout North America. GRP's integrated team of experienced professionals provides all the following elements of a turnkey installation. GRP has the unique capability to self-perform the construction work associated with our projects. This approach ensures direct control of labor, safety, quality and schedule for each project. GRP provides state-of-the- art technology coupled with advanced project management tools to ensure every job is completed on- time, in budget, and to the highest standards of excellence.GRP has constructed more than 435MW of wind power facility capacity.GRP has successfully completed the design coordination, procurement and installation of ground mounted photovoltaic panels supporting 12MW of solar power facilities.
Competitive Landscape Larger Projects / Traditional Fuels Smaller Projects / Alternative Fuels
Growth Strategy Establish additional strategic alliances in the EPC spaceMake additional strategic acquisitions that complement our unique market positionExploit long-term relationships throughout the industry to aggressively build backlog of traditional and renewable energy projectsMake strategic investments in power plant development projects as a means to create greater opportunities to build backlog of large scale EPC contracts.
Backlog Argan has significant contract backlog Historical Contract Backlog as of January 31 * * * 2007 2008 2009 2010 2011 2012 2013 Oct 31 2013
Investment Summary Demonstrated track record of performanceSubstantial industry growth prospectsStrong backlog and bidding pipelineCompelling financial characteristicsExperienced management team
Financials Consolidated Statements of Operations Three Months Ended October 31, Three Months Ended October 31, Three Months Ended October 31, Three Months Ended October 31, Three Months Ended October 31, Nine Months Ended October 31, Nine Months Ended October 31, Nine Months Ended October 31, Nine Months Ended October 31, Nine Months Ended October 31, 2013 2013 2012 2012 2013 2013 2012 2012 Net revenues Power industry services $ 61,103,000 $ 70,527,000 $ 160,392,000 $ 206,364,000 Telecommunications infrastructure services 2,349,000 3,959,000 7,572,000 14,430,000 Net revenues 63,452,000 74,486,000 167,964,000 220,794,000 Cost of revenues Power industry services 38,012,000 58,173,000 104,062,000 173,339,000 Telecommunications infrastructure services 1,564,000 3,177,000 5,741,000 11,339,000 Cost of revenues 39,576,000 61,350,000 109,803,000 184,678,000 Gross profit 23,876,000 13,136,000 58,161,000 36,116,000 Selling, general and administrative expenses 3,545,000 3,780,000 8,589,000 10,105,000 Income from operations 20,331,000 9,356,000 49,572,000 26,011,000 Gains on the deconsolidation of variable interest entities -- -- 2,444,000 -- Other income (expense), net 261,000 (11,000) 827,000 (29,000) Income from continuing operations before income taxes 20,592,000 9,345,000 52,843,000 25,982,000 Income tax expense 8,143,000 3,632,000 19,531,000 9,741,000 Income from continuing operations 12,449,000 5,713,000 33,312,000 16,241,000 Discontinued operations Loss on discontinued operations before income taxes -- -- -- (405,000) Income tax benefit -- -- -- 120,000 Loss on discontinued operations -- -- -- (285,000) Net income 12,449,000 5,713,000 33,312,000 15,956,000 Income (loss) attributable to noncontrolling interests 521,000 (352,000) 2,351,000 (748,000) Net income attributable to the stockholders of Argan $ 11,928,000 $ 6,065,000 $ 30,961,000 $ 16,704,000
Financials Consolidated Statements of Operations, continued Earnings (loss) per share attributable to the stockholders of Argan: Continuing operations Basic $ 0.85 $ 0.44 $ 2.21 $ 1.24 Diluted $ 0.83 $ 0.43 $ 2.16 $ 1.21 Discontinued operations Basic $ -- $ -- $ -- $ (0.02) Diluted $ -- $ -- $ -- $ (0.02) Net income Basic $ 0.85 $ 0.44 $ 2.21 $ 1.22 Diluted $ 0.83 $ 0.43 $ 2.16 $ 1.19 Weighted average number of shares outstanding Basic 14,093,000 13,822,000 14,022,000 13,728,000 Diluted 14,365,000 14,106,000 14,302,000 14,075,000 Cash dividend declared per common share $ 0.75 $ 0.60 $ 0.75 $ 0.60
Financials Reconciliation to EBITDA - Power Industry Services Reconciliation to EBITDA - Power Industry Services Reconciliation to EBITDA - Power Industry Services Nine Months Ended October 31, Nine Months Ended October 31, Nine Months Ended October 31, Nine Months Ended October 31, Nine Months Ended October 31, 2013 2013 2012 2012 Income before income taxes $ 53,345,000 $ 27,461,000 Interest expense 10,000 44,000 Amortization of purchased intangible assets 182,000 182,000 Depreciation 268,000 205,000 EBITDA $ 53,805,000 $ 27,892,000
Financials Reconciliation to EBITDA - Continuing Operations Reconciliation to EBITDA - Continuing Operations Reconciliation to EBITDA - Continuing Operations
Financials Consolidated Balance Sheets - October 31, 2013 & January 31, 2013 Consolidated Balance Sheets - October 31, 2013 & January 31, 2013 Consolidated Balance Sheets - October 31, 2013 & January 31, 2013
Financials Consolidated Balance Sheets, continued - October 31, 2013 & January 31, 2013 Consolidated Balance Sheets, continued - October 31, 2013 & January 31, 2013 Consolidated Balance Sheets, continued - October 31, 2013 & January 31, 2013
Infrastructure Services Peer Group Infrastructure Services Peer Group